Exhibit 10.7

SUBSCRIPTION AGREEMENT
WILLOW TREE CAPITAL CORPORATION
(A Maryland Corporation)
Immediate Share Issuance
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THESE ARE SPECULATIVE SECURITIES
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Willow Tree Capital Corp Advisors LLC
Investment Manager
450 Park Avenue, 29th Floor
New York, NY 10022
Attention: Mark Klingensmith
E-mail: klingensmith@willowtreelp.com

WILLOW TREE CAPITAL CORPORATION
INSTRUCTIONS
Capitalized terms used but not otherwise defined in these Instructions have the meanings set forth in the Subscription Agreement accompanying these Instructions.
A set of Signature Pages accompanies this Subscription Agreement. This Subscription Agreement has been formatted so that only the Signature Pages and accompanying Schedules need to be completed; however, a copy of the entire Subscription Agreement, including the completed Signature Pages and any additional information as may be requested by Willow Tree Capital Corporation (the “Company”), must be sent by e-mail to the Company, c/o Mark Klingensmith, e-mail: klingensmith@willowtreelp.com, with a copy to: WTCCsubdocs@willowtreelp.com.
The Subscriber will be notified of the acceptance or rejection (in whole or in part) of its subscription prior to the date of subscription. If the subscription is rejected (in whole), the Company will return the Subscription Agreement and refund (without interest) any of the Subscriber’s Capital Contributions, if any, received by the Company.
IRS Form
Each Subscriber should complete, sign and date a U.S. Internal Revenue Service (“IRS”) Form W-9 or the applicable U.S. IRS Form W-8.
Additional Documentation
In addition to the Subscription Agreement, the Subscriber must return the Signature Pages, a completed copy of the IRS Form W-9 or the applicable U.S. IRS Form W-8, certifications, suitability or other relevant information (including documents and other information listed on Schedule D that may be required to verify the Subscriber’s identity for anti-money laundering purposes) requested by the Company.
The Company may request additional documentation confirming the Subscriber’s authority to make a Capital Contribution and enter into this Subscription Agreement.
Additional Information
For additional information, please contact Mark Klingensmith (by telephone at (212) 218-1080 or by e-mail at klingensmith@willowtreelp.com).
Payment of Capital Contributions
All Capital Contributions must be made by wire transfer of immediately available funds or by other means acceptable to the Company prior to Closing. The relevant wire transfer instructions will be provided by the Company. Late payment of Capital Contributions may subject the Subscriber to various penalties as set forth in the Memorandum and herein.
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INVESTMENT IN THE COMPANY IS A SPECULATIVE INVESTMENT. SUBSCRIBERS MAY LOSE ALL OR SUBSTANTIALLY ALL OF THEIR INVESTMENT IN THE COMPANY.
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WILLOW TREE CAPITAL CORPORATION
SUBSCRIPTION AGREEMENT
WILLOW TREE CAPITAL CORPORATION
450 Park Avenue, 29th Floor
New York, NY 10022
E-mail: klingensmith@willowtreelp.com
Attention: Mark Klingensmith
Dear Ladies and Gentlemen:
1. Capital Contribution. The undersigned (the “Subscriber”) hereby makes an irrevocable capital contribution to Willow Tree Capital Corporation, a Maryland corporation (the “Company”), in the amount set forth on the Signature Pages (a “Capital Contribution”) and thereby subscribes to acquire shares of common stock, par value $0.01, of the Company (the “Shares”).
Capitalized terms used but not defined herein have the meanings assigned to such terms in the Confidential Private Placement Memorandum of the Company dated [   ], 2024, as the same may be updated and/or supplemented from time to time (the “Memorandum”).
Willow Tree Capital Corp Advisors LLC, a Delaware limited liability company (the “Investment Manager”) serves as the Company’s investment manager.
The Subscriber understands that, if accepted, and as of the Closing, the Subscriber will become a shareholder of the Company (a “shareholder”) and be subject to the terms of the Memorandum, the Articles of Amendment and Restatement, as amended from time to time (the “Charter”), the Bylaws, as amended from time to time (the “Bylaws”), the Investment Management Agreement by and between the Company and Investment Manager, as amended from time to time (the “Investment Management Agreement”) and the Administration Agreement by and between the Company and Willow Tree Credit Partners LP, as amended from time to time (the “Administration Agreement” and together with the Charter, Bylaws and the Investment Management Agreement, the “Company Documents”).
This Subscription Agreement is irrevocable and is subject to being accepted or rejected, in whole or in part, by the Company in its sole discretion.
The Company expects to enter into separate Subscriptions Agreements from time to time (“Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other subscribers (the “Other Subscribers” and together with this Subscriber the “Subscribers”), providing for the sale of the Shares to the Other Subscribers” either on a capital commitment basis (the “Capital Commitment Basis”) or for the immediate payment of cash against the immediate delivery of Shares (the “Immediate Share Issuance Basis”). This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Shares to the Subscriber and Other Subscribers are to be separate sales. Any closing after the initial closing of the Company of Other Subscription Agreements is referred to as a “Subsequent Closing” and any Other Subscriber whose subscription has been accepted at such Subsequent Closing referred to as a “Subsequent Subscriber”.

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The obligations of the Subscribers hereunder are several and not joint with the obligations of any Other Subscribers. Nothing contained herein or in any other agreement or document delivered at any Closing; and no action taken by the Subscriber pursuant to hereto or thereto, shall be deemed to constitute the shareholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the shareholders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement.
2. Closing. The Closing of the subscription for the Shares by the Subscriber (the “Closing”) shall take place on the date that this Subscription Agreement (having been executed and fully completed by the Subscriber) is accepted in whole or in part by the Company (such date being the date filled in thy the Company on the signature page hereto)..
3. Payment of the Capital Contribution. If this Subscription Agreement is accepted, the Subscriber agrees that it shall have an unconditional, complete and binding obligation to make a Capital Contribution by wire transfer of immediately available finds or other means approved by the Company on or prior to Closing, in the amount as set forth on the Signature Pages attached hereto. On the date of the Closing, the Subscriber shall become a shareholder of the Company. Concurrently with the payment of the Capital Contribution, the Company shall issue to the Subscriber the Shares at a price per-share equal to the net asset value (“NAV”) per Share as of the close of the last quarter preceding the Closing on which such Capital Contribution (as defined below) is due, subject to any adjustments (as determined by the Company or the Investment Manager) to the per share price. Any such adjustments shall be at least equal to the NAV per Share in accordance with the limitations under Section 23 of the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”)
4. Dividends; Distribution Reinvestment Plan. As described more fully in the Memorandum, the Company generally intends to distribute substantially all of its available earnings, on a quarterly basis, subject to the discretion of the Board of Directors of the Company (the “Board”). The Company also intends to adopt a distribution reinvestment plan (the “Distribution Reinvestment Plan”), pursuant to which the Company shall reinvest all cash dividends and distributions declared by the Board on behalf of any shareholder, other than any shareholder that has affirmatively elected to opt out of the Distribution Reinvestment Plan. The number of Shares to be issued to a shareholder under the Distribution Reinvestment Plan will be determined by dividing the total dollar amount of the distribution payable to such shareholder by the NAV per share, as of the last day of our calendar quarter immediately preceding the date such distribution was declared. A shareholder may elect to receive a dividend or distribution in cash by notifying the Investment Manager in writing, so that such notice is received by the Investment Manager no later than ten (10) days prior to the record date for distributions.
5. Representations, Warranties, Covenants and Acknowledgements.  As an inducement to the Company to accept this Subscription Agreement, the Subscriber hereby represents, warrants and, if applicable, covenants to the Company and the Investment Manager, as follows:
(a)    The Subscriber, if an entity: (i) is duly formed, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority to execute and deliver this Subscription Agreement and each other document required to be executed and delivered by the Subscriber pursuant to the Company Documents; (iii) represents that the execution and delivery of this Subscription Agreement and such other documents and the performance of the Subscriber’s obligations thereunder and the consummation of the transactions contemplated thereby have been duly authorized; and (iv) represents that the person signing this Subscription Agreement on behalf of the Subscriber has been duly authorized to execute and

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deliver this Subscription Agreement and each other document required to be executed and delivered by the Subscriber pursuant to the Company Documents.
(b)    The Subscriber, if a natural person: (i) is at least 21 years of age; and (ii) has all requisite legal capacity to acquire and hold Shares and to execute, deliver and comply with the terms of each of the documents required to be executed and delivered by the Subscriber pursuant to the Company Documents.
(c)    The Subscriber is either: (i) acquiring the Shares for which the Subscriber has hereby subscribed for the Subscriber’s own account, for investment purposes only, not as a nominee or financial intermediary and not with a view to or for the resale or distribution thereof, in whole or in part, and no other entity or natural person (“Person”) has a direct or indirect beneficial interest in the Shares (including, without limitation, an economic interest arising out of a structured note, swap or similar transaction entered into between the Subscriber and any other Person with respect to which the Company constitutes any component of the underlying reference asset); or (ii) subscribing as a nominee or financial intermediary for Person(s) acquiring an economic interest in the Company, as a swap counterparty under a swap or as an issuer of an investment incorporating the Company as any component of its reference asset, in which case all representations, warranties, acknowledgements and covenants set forth herein that are made by the Subscriber shall be deemed also to be made by the Subscriber on behalf of the Person(s) in respect of which the Subscriber is acting in such capacity, and any such Person(s) is/are responsible to the Company and the Investment Manager for the representations, warranties, acknowledgements and covenants of such Person(s) made in this Subscription Agreement on behalf of such Person(s) to the same extent as such Person(s) would have had if they executed this Subscription Agreement themselves.
(d)    The Subscriber has all governmental, regulatory and administrative registrations and approvals required for the Subscriber to invest in the Company.
(e)    The Subscriber has: (i) such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company; and (ii) obtained, in the Subscriber’s judgment, sufficient information from the Company to evaluate the merits and risks of such investment.
(f)    The Subscriber:
(i)    has been furnished a copy of the Company Documents and Part 2A of the Investment Manager’s Form ADV (“Form ADV”) and has carefully read and understands the Company Documents, the Investment Manager’s Form ADV and this Subscription Agreement; has evaluated the risks of an investment in the Company, including the risks and conflicts of interest set forth in the Memorandum under “Certain Risk Factors and Potential Conflicts of Interest” and the considerations described under “Investment Strategy,” “Summary of Principal Terms,” “Certain BDC Considerations” and “Certain U.S. Federal Income Tax Considerations,” has evaluated the risks of an investment in the Company; and has relied solely on the information contained in the Company Documents in deciding whether to make a subscription (irrespective of any other materials and information furnished to the Subscriber in connection with such subscription);

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(ii)    has been furnished with any materials relating to the Company, its operations, the offering of the Shares, the Charter, the Bylaws, the investment experience of the Company’s and the Investment Manager’s personnel and any other matters relating to the Company and the Investment Manager and this investment that the Subscriber has requested;
(iii)    understands that the Company is a newly formed entity, and therefore, has limited financial or operating history upon which the Subscriber may evaluate its performance;
(iv)    acknowledges that the Investment Manager was recently formed and there can be no assurance that the Company or the Investment Manager will be successful in implementing the Company’s strategy;
(v)    has been afforded the opportunity to ask questions of, and receive answers from, the Company and the Investment Manager to the extent that the Subscriber has deemed necessary or advisable in order to verify the accuracy of the information set forth in the Company Documents; and
(vi)    has determined that the Shares are a suitable investment for the Subscriber and that the Subscriber has the financial ability to bear the economic risk of the investment (including the possible complete loss of the Capital Contribution amount), has adequate means of providing for the Subscriber’s current needs, financial contingencies and cash flow requirements and has no need for liquidity with respect to the Subscriber’s Shares.
(g)    The Subscriber recognizes that no withdrawals may be made from the Company and the Subscriber may not Transfer any of its Shares without the prior written consent of the Company and that the Subscriber must be committed to the Company until its liquidation. The Subscriber recognizes that there is not now any public market for the Shares and that such a market is not expected to develop. Consequently, the Subscriber is prepared to hold Shares in the Company for a significant period of time.
(h)    The Subscriber acknowledges that distributions from the Company may be made in cash or in kind with respect to any portion or all of an investment subject to the 1940 Act.
(i)    In making its decision to subscribe, the Subscriber has relied solely upon independent investigations made by the Subscriber or by its professional advisers. The Subscriber is not relying on the Company, the Investment Manager, or their respective affiliates with respect to any legal, tax or other economic considerations relating to the Subscriber’s investment decision to make a Capital Contribution, and further understands that the only disclosures for which the Company, the Investment Manager or their respective affiliates accepts any responsibility relating to the Subscriber’s Capital Contributions are those set forth in the Company Documents.
(j)    The Subscriber acknowledger and agrees that Other Subscribers and Subsequent Subscribers may elect to purchase Shares on the Capital Commitment Basis or an Immediate Share Issuance Basis under Other Subscription Agreements and that nothing herein prohibits the Company from accepting such Other Subscription Agreements or the cash proceeds with respect

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thereto and issuing Shares to such Other Subscribers or Subsequent Subscribers in connection therewith.
(k)    The Subscriber is not subscribing for Shares as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine, website or similar media or broadcast over television, radio or internet, or presented at any seminar or general meeting, or any solicitation by a Person not previously known to the Subscriber in connection with investments generally.
(l)    The Subscriber has determined that its subscription is consistent with the obligations which the Subscriber may have to its beneficiaries or beneficial owners, if any.
(m)    The Subscriber understands that the Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act, any Shares acquired by the Subscriber may not be transferred in any manner that would require the Company to register as an investment company under the Investment Company Act.
(n)    The Subscriber understands that the Company intends to (i) elect to be regulated a BDC under the Investment Company Act (“BDC Election”) and (ii) elect to be treated, for U.S. federal income tax purposes, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “IRS”) of 1986, as amended (the “Code”) as soon as practicable, after its BDC Election, and qualify as a RIC annually thereafter; pursuant to those elections, the Subscriber will be required to furnish certain information to the Company as required under Treasury Regulations § 1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Company, the Subscriber understands that it will be required to include additional information on its income tax return as provided in Treasury Regulation § 1.852-7.
(o)    The Subscriber (i) (A) is not registered or required to be registered as an “investment company” under the Investment Company Act; (B) has not elected to be regulated as a BDC under the Investment Company Act; and (C) is not relying on the exception from the definition of “investment company” under the Investment Company Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (ii) is permitted to acquire and hold more than 3% of the outstanding voting securities of a BDC, including pursuant to Rule 12d1-4 under the Investment Company Act.
(p)    The Subscriber understands that the Company has filed a registration statement on Form 10 (the “Form 10 Registration Statement”) for its common stock with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Form 10 Registration Statement is not the offering document pursuant to which the Company is conducting this offering or any future offering and may not include all information regarding the Company contained in the Memorandum, accordingly, the Subscriber should rely exclusively on information contained in the Company Documents in making their investment decisions.
(q)    The Subscriber hereby further certifies that:
(i)    the Subscriber is an “accredited investor,” as defined under the U.S. Securities Act of 1933, as amended (the “Securities Act”) (see Schedule A);

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(ii)    the Subscriber, if an entity, was not formed for the purpose of investing in the Shares; and
(iii)    the Subscriber, if an entity, has not invested more than 40% of its total assets in the Shares. In addition, no investor in or beneficiary of the Subscriber can independently decide whether or not to participate in any particular investment made by the Subscriber.
(r)    The Subscriber understands that the Investment Manager has claimed exception from registration as a “commodity pool operator” under the Commodity Exchange Act, pursuant to Commodity Futures Trading Commission (CFTC) rule 4.5(a), 17 C.F.R. § 4.5. The basis for this claim is that the Company is a BDC and the Company’s use of derivatives will be limited in scope. Consequently, neither the Company nor the Investment Manager will be required by CFTC rules to, among other things, deliver to shareholders a disclosure document or a certified annual report that complies with CFTC regulations.
(s)    The Subscriber agrees promptly to provide any representations or information and periodically update and reaffirm such representations or information that the Company or the Investment Manager, in its sole discretion, reasonably determines is necessary or advisable for the Company to comply with Rule 506(d) of Regulation D of the Securities Act, which may include, among other things, representations that the Subscriber has not been involved in any “disqualifying events,” as described under Rule 506(d). The Subscriber acknowledges that if the Subscriber fails to provide any such representations or information in a timely manner, or any such representations or information cease to be true and correct, the Company may take any action that it determines is necessary or advisable for the Company to comply with Rule 506(d).
(t)    The Subscriber has carefully reviewed and understands the terms of the Company Documents and specifically agrees to and acknowledges the terms thereof, including the exculpation and indemnification provisions set forth therein, and that such provisions shall survive the Company’s dissolution. The Subscriber specifically waives any recourse against the Investment Manager, its affiliates and employees (“Willow Tree Party”) in respect of the private placement of the Shares and the operations of the Company, provided that the Willow Tree Party in question complies with the standard of care set forth in the Investment Management Agreement.
(u)    The Subscriber confirms that none of the Company or any Willow Tree Party guarantees the success of an investment in the Company or that substantial or total losses will not be incurred on such investment.
(v)    The Subscriber understands that an investment in the Company is subject to substantial fees and expenses.
(w)    The Subscriber specifically agrees and consents to the conflicts of interest to which the Company and the Investment Manager may be subject in operating the Company (as described in the Memorandum and the Investment Manager’s Form ADV). The Subscriber covenants not to object to or bring any proceedings against any of the foregoing relating to any such conflict of interest, provided that the Investment Manager comply with the standard of care set forth in the Investment Management Agreement.

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(x)    The Subscriber acknowledges and agrees that by reason of the other business activities of one or more of the affiliates of the Investment Manager, the Investment Manager may not be able, or may determine not, to initiate a transaction for the Company that the Investment Manager would otherwise have initiated for the Company.
(y)    The Subscriber acknowledges that the Investment Manager may manage other investment funds, investment vehicles and/or accounts in addition to the Company and that the Investment Manager may have financial and other incentives to favor certain of such investment funds, investment vehicles and/or accounts over the Company.
(z)    The Subscriber understands and consents to the brokerage and custody arrangements used by the Company.
(aa)    The Subscriber understands that no U.S. federal or state agency, securities or commodity exchange or self-regulatory body has reviewed the private placement of the Shares or made any finding or determination as to the fairness of the business terms of an investment in the Company.
(bb)    The Subscriber represents and warrants that, except as it may disclose in writing to the Company, the Subscriber is not subject to the U.S. Freedom of Information Act or any similar legislation or regulation in any applicable jurisdiction that could compel the Subscriber to disclose to the public any information regarding the Subscriber’s Subscription or the Subscriber’s Shares.
(cc)    The Subscriber covenants that the Subscriber will: (i) provide any form, certification or other information reasonably requested by and acceptable to the Company that is necessary or advisable, as determined by the Company (A) to prevent withholding or qualify for a reduced rate of withholding or backup withholding in any jurisdiction from or through which the Company receives or is treated as receiving payments, (B) to satisfy reporting or other obligations under the Code, the regulations of the U.S. Department of the Treasury (the “U.S. Treasury Department” or the “Treasury”), any agreement with the U.S. Treasury Department or any other government division or department or any applicable intergovernmental agreement or implementing legislation, or (C) to make payments (including of distributions) to the Subscriber free of (or at a reduced rate of) withholding or deduction; (ii) update or replace such form, certification or other information in accordance with its terms or subsequent amendments or as requested by the Company; and (iii) otherwise comply with any reporting obligations imposed by the United States or any other jurisdiction, including reporting obligations that may be imposed by future legislation or regulations. The Subscriber hereby consents to the disclosure by the Company of the foregoing information to any governmental authority or to any person or entity from which the Company receives payments.
The Subscriber does hereby further waive any right granted in connection with the tax laws of any state or local jurisdiction to participate in any administrative proceeding of the Company for each of the taxable years in which the Subscriber is treated as a shareholder in the Company for purposes of the tax laws of such state or local jurisdiction. The Subscriber hereby agrees that upon request by the Company, it will provide any additional information or documentation, execute any forms or other documents, and take any other action required by law to effect such a waiver.

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The Subscriber acknowledges that the information provided in connection with its subscription to the Company may be filed with the IRS or any state or local taxing authority upon the commencement of any administrative proceeding of the Company.
(dd)    The Subscriber, if not a “benefit plan investor,” as described in Section 6 below, on the date the Signature Pages are signed, agrees to notify the Company a reasonable time in advance of the Subscriber becoming a “benefit plan investor”.
(ee)    The Subscriber acknowledges and understands that one or more placement agents may be engaged as the placement agents in connection with the placement of Shares, and, if applicable, any such placement agent is subject to conflicts of interest including that such placement agent has been engaged by the Company as a placement agent and not as an investment adviser to potential investors but may be paid a fee based upon the amount of capital contributions to the Company by investors that such placement agent introduces to the Company.
(ff)    Except as otherwise agreed with the Company, (i) the Subscriber’s Shares will be acquired and held “solely for the purpose of passive investment,” as defined under 31 C.F.R. § 800.223 of the rules and regulations promulgated under Section 721 of Title VII of the Defense Production Act of 1950, as amended by the Foreign Investment and National Security Act of 2007 (“FINSA”), and (ii) the Subscriber does not plan or intend to exercise “control” (as such term is defined in 31 C.F.R. § 800.204 of such rules and regulations promulgated under FINSA) over the Company, does not possess any purpose other than passive investment, will not develop any purpose other than passive investment, and does not and will not take any action inconsistent with acquiring and holding such Shares solely for the purpose of passive investment.
(gg)    The Subscriber understands that each of the Company and the Investment Manager has retained Eversheds Sutherland (US) LLP (“Eversheds”) as counsel in connection with the formation of the Company and the Investment Manager, the offer and sale of Shares, and the BDC Election, and in connection with the management and operation of the Company, including, without limitation, making, holding or disposing of investments, or any dispute that may arise between the Subscriber or any other shareholder, on the one hand, and the Investment Manager and the Company on the other hand (the “Company Legal Matters”). The Subscriber acknowledges that Eversheds will not represent the Subscriber in connection with the formation of the Company or Investment Manager and the offer and sale of Shares, unless, subject to applicable law, the Company (or an affiliate thereof) and the Subscriber otherwise agree and the Subscriber separately engages Eversheds. The Subscriber will, if it wishes counsel on any Company Legal Matter, retain its own independent counsel with respect thereto and will pay all fees and expenses of such independent counsel or as otherwise determined by a court of competent jurisdiction. The Subscriber acknowledges and agrees that: (1) Eversheds’ representation of the Company and Investment Manager is limited to those specific matters with respect to which each has been retained and consulted by such entities; (2) Eversheds’ representation of the Company and/or Investment Manager is not exclusive and other matters involving the Company and/or Investment Manager may exist where Eversheds has not been retained or consulted and such matters could affect the Investment Manager, the Company, the Company’s investments, its portfolio investments, and/or its affiliates; (3) Eversheds will not monitor the Company, the Investment Manager or their affiliates’ compliance with the Company Documents (including, the Company’s policies, investment program or other investment guidelines, restrictions and procedures set forth in the Company Documents), or with applicable laws, rules or regulations, unless in each case, Eversheds has been specifically retained to do so;

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(4) Eversheds has not investigated or verified the accuracy and completeness of any of the information set forth in the Memorandum; and (5) Eversheds is not providing any advice, opinion, representation, warranty or other assurance of any kind as to any matter to any shareholder.
(hh)    The Subscriber certifies that neither it nor its representatives have reproduced, duplicated or delivered the Memorandum or this Subscription Agreement to any other Person, except to professional advisors or as instructed by the Company. The Subscriber has not altered or otherwise revised this Subscription Agreement in any manner from the version initially received by the Subscriber (other than completing the Signature Page and providing the information about the Subscriber as required herein). In the event the Subscriber has, contrary to the foregoing representation, altered or otherwise revised this Subscription Agreement, the Subscriber agrees that such alteration or other revision shall be null and void and the version initially received by the Subscriber shall have full force and effect upon acceptance by the Company unless Company has initialed its acceptance of, or otherwise agreed in writing to, such alteration.
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The Subscriber agrees that the foregoing representations and warranties, and all other information regarding the Subscriber set forth herein, may be used as a defense in any actions relating to the Company or the offering of the Shares, and that it is only on the basis of such representations, warranties and other information that the Company may be willing to accept this Subscription Agreement.
If there should be any material change in any of the foregoing information, representations, warranties or covenants, the Subscriber agrees to inform the Company as promptly as reasonably practicable. The Subscriber acknowledges that the Company, the Willow Tree Party and the shareholders shall rely on such information, representations, warranties and covenants on an ongoing basis.
THE SHARES ARE SPECULATIVE, ILLIQUID, INVOLVE SUBSTANTIAL RISK AND ARE A SUITABLE INVESTMENT ONLY FOR A LIMITED PORTION OF THE RISK SEGMENT OF A PORTFOLIO. THE SUBSCRIBER COULD LOSE ALL OF THE SUBSCRIBER’S INVESTMENT IN THE COMPANY.
THE SUBSCRIBER HAS READ CAREFULLY AND UNDERSTANDS THE COMPANY DOCUMENTS, AND HAS RELIED ON THE SUBSCRIBER’S OWN ADVISERS WITH RESPECT TO THE SUBSCRIBER’S SUBSCRIPTION AND THE SUITABILITY OF SUCH SUBSCRIPTION FOR THE SUBSCRIBER. THE SUBSCRIBER HAS NOT RELIED ON THE COMPANY OR ANY WILLOW TREE PARTY FOR TAX OR LEGAL ADVICE, BUT ONLY ON THE SUBSCRIBER’S OWN ADVISERS.
6. Limitation on Benefit Plan Investors.  The Memorandum states that the Investment Manager intends to limit investment by “benefit plan investors” to less than 25% of the total value of a “class of equity interests” of the Company (not including investments by the Investment Manager and its affiliates). To help the Investment Manager determine whether the Subscriber is investing assets of a “benefit plan investor”, the Subscriber has accurately responded to the “Benefit Plan Investors” status questions on the Signature Pages. The term “benefit plan investor” means: (a) any “employee benefit plan,” as defined in, and subject to the fiduciary responsibility provisions of, the U.S. Employee

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Retirement Income Security Act of 1974, as amended (“ERISA”); (b) any “plan,” as defined in and subject to Section 4975 of the Code; and (c) any entity (a “Plan Assets Entity”) that is treated under Section 3(42) of ERISA and U.S. Department of Labor Regulations Section 2510.3-101, as modified by Section 3(42) of ERISA, as holding the assets of any such employee benefit plans or plans who have invested in the entity. “Benefit plan investors” include, but are not limited to, corporate pension and profit sharing plans, “simplified employee pension plans,” Keogh plans for self-employed individuals (including partners), individual retirement accounts, medical benefit plans, life insurance plans, church plans that have elected to be subject to ERISA, bank commingled trust funds or insurance company separate accounts in which plans have invested, and, under certain circumstances, all or a portion of the general account of an insurance company.
7. Benefit Plan Investor Representations.  If the Subscriber is, or is acting on behalf of, an “employee benefit plan” as defined in and subject to ERISA, a “plan,” as defined in and subject to Section 4975 of the Code (each, a “Plan”) or a Plan Assets Entity (in which case, the following representations and warranties are made with respect to each Plan holding an investment in such Plan Assets Entity), the individual signing this Subscription Agreement on behalf of the Subscriber, in addition to the representations and warranties set forth above, hereby further represents and warrants as, or on behalf of, the fiduciary of the Plan responsible for purchasing Shares (the “Plan Fiduciary”) that: (a) the Subscriber’s decision to invest in the Company was made by the Plan Fiduciary and such Plan Fiduciary is acting as a fiduciary under ERISA or Section 4975 of the Code, or both, with respect to the Subscriber’s decision to invest in the Company; (b) the Plan Fiduciary has considered an investment in the Company for such Plan in light of the risks related thereto; (c) the Plan Fiduciary has determined that, in view of such considerations, the investment in the Company is consistent with the Plan Fiduciary’s responsibilities under ERISA; (d) the Plan’s investment in the Company does not violate and is not otherwise inconsistent with the terms of any legal document constituting the Plan or any trust agreement thereunder; (e) the Plan’s investment in the Company has been duly authorized and approved by all necessary parties; (f) the Subscriber and the Plan Fiduciary are independent of the Investment Manager and its affiliates, and none of the Investment Manager, any placement agent, any of their respective affiliates or any of their respective agents or employees: (i) has investment discretion with respect to the investment of assets of the Plan used to purchase Shares; (ii) has authority or responsibility to or regularly gives investment advice with respect to the assets of the Plan used to purchase Shares for a fee; or (iii) is an employer maintaining or contributing to the Plan; (g) the Subscriber’s acquisition and holding of Shares will not constitute a non-exempt “prohibited transaction” under ERISA or Section 4975 of the Code; (h) the Plan Fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies; (i) the Plan Fiduciary has determined that the investment in the Company is consistent with the requirements imposed by Section 404 of ERISA, including the requirement that Plan investments be diversified so as to minimize the risk of large losses; and (j) the Plan Fiduciary understands and acknowledges that none of the Company, the Investment Manager nor any of their respective affiliates or employees is providing or will provide investment advice in connection with the Plan Fiduciary’s decision to invest, or to continue to hold any Shares. The Subscriber will check the appropriate boxes in Section 5 of the Subscription Pages, and will promptly notify the Company if it cannot check any of such boxes. The Subscriber also shall, at the request of the Company or Investment Manager, furnish the Company or Investment Manager, as applicable, with such information as the Company or Investment Manager, as applicable, may reasonably require to establish that the purchase of the Shares by the Plan does not violate any provision of ERISA or the Code, including, without limitation, those provisions relating to “prohibited transactions” by “parties in interest” or “disqualified persons,” as defined therein.

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8. Non-ERISA Plans.  If the Subscriber is investing assets of a “governmental plan” or a “church plan” within the meaning of Section 3(32) and 3(33), respectively, of ERISA, a non-U.S. plan or another plan or retirement arrangement that is not subject to the fiduciary responsibility provisions of Title I of ERISA or Section 4975 of the Code (an “Other Plan”), or a partnership, limited liability company or other entity that is deemed to hold assets of an Other Plan under applicable law, then the Subscriber represents and warrants that: (a) the Company’s assets will not be considered to include the assets of such Other Plan under the provisions of applicable law as a result of the Subscriber’s investment in the Company; (b) there is no federal, state, local or non-U.S. law, rule, regulation or constitutional provision applicable to the Other Plan that could in any respect affect the operation of the Company or the Investment Manager or prohibit any action contemplated by the operational documents and related disclosure of the Company; and (c) the Subscriber’s investment in the Company is in accordance with the constituent documents of the Other Plan and will not result in a breach of any statute, rule, regulation or order of any court or governmental agency or body having jurisdiction over the Other Plan or any of its assets, including, without limitation, any law substantially similar to the prohibited transaction provisions of Section 406 or ERISA or Section 4975 of the Code.
9. Anti-Money Laundering Representations, Warranties and Covenants.  As an inducement to the Company to accept this Subscription Agreement, the Subscriber hereby represents, warrants and, if applicable, covenants to the Company and the Investment Manager (the “AML Parties”) as follows:
(a)    All evidence of identity provided by the Subscriber to the AML Parties is genuine, and all related information furnished by the Subscriber to the AML Parties is accurate. As part of the Company’s responsibility for preventing an investment in the Company from being used as a means of money laundering, the Company may require a detailed verification of the identity of the Subscriber and source of funds (as well as the Subscriber’s direct or indirect beneficial owners, if any).
(b)    The Subscriber agrees to provide any information deemed necessary from time to time by any AML Party to comply with applicable anti-money laundering laws, any AML Party’s anti-money laundering program and related responsibilities.
(c)    The Subscriber restates and reaffirms the representations and warranties made by the Subscriber in Section 5(c) in the specific context of money-laundering prevention.
(d)    The Subscriber (or, if an entity, an authorized officer, director, partner, member, manager or other similar person thereof) certifies that: (i) it is in compliance with all applicable anti-money laundering laws and regulations and, if legally required to maintain anti-money laundering policies (“AML Policies”) does so as required; and (ii) it has not received a deficiency letter, negative report or any similar determination regarding, and there is no current investigation relating to, its compliance with any applicable anti-money laundering laws and regulations and, if applicable, its AML Policies, from a person responsible for reviewing or auditing compliance therewith or from a regulator.
(e)    Unless otherwise stated herein, the Subscriber is not acting as agent, representative, intermediary/nominee or in any similar capacity for any other Person.
(f)    The Subscriber represents, warrants and covenants that none of the Subscriber, any Person controlling, controlled by, or under common control with, the Subscriber, or any Person having a beneficial interest in the Subscriber or that will have a beneficial interest in the

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Shares, is a Prohibited Investor,1 and that the Subscriber is not investing and will not invest in the Company on behalf of or for the benefit of any Prohibited Investor. The Subscriber agrees promptly to notify the Company or the Person appointed by the Company to administer the Company’s anti-money laundering program, if applicable, of any change in the information affecting this representation, warranty and covenant.
(g)    The Subscriber acknowledges that, if, following issuance of the Shares to the Subscriber, an AML Party reasonably believes that the Subscriber is a Prohibited Investor, has otherwise breached any of the Subscriber’s representations, warranties or covenants set forth herein, furnished incorrect information to the Company, or otherwise caused concerns under the AML Party’s anti-money laundering program and related responsibilities, the Company may freeze the Subscriber’s Shares, which the Company may do by declining any additional Capital Contributions and/or segregating the assets attributable to the Subscriber’s Shares and/or taking such other action as the Company considers necessary or advisable in order to comply with applicable law, rules or regulations, including forfeiture of all or a portion of the Subscriber’s Shares.
(h)    The Subscriber acknowledges that any Transfer requested by the Subscriber may be delayed or declined by the Shares in accordance with the Memorandum.
(i)    None of the Subscriber or any director, officer, partner, member, shareholder, Affiliate or beneficial owner of the Subscriber is a Senior Foreign Political Figure,2 any member of a Senior Foreign Political Figure’s Immediate Family3 or any Close Associate4 of a Senior Foreign Political Figure.
(j)    The Subscriber is not a resident in, or organized or chartered under the laws of, a jurisdiction that has been designated by the U.S. Secretary of the Treasury under Section 311 or 312 of the Uniting and Strengthening America by Providing Appropriate Tools Required to
1    “Prohibited Investors” include: (1) a Person that is the subject of any sanctions administered or enforced by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”); the U.S. Department of State; the U.S. Department of Commerce; the United Nations Security Council; the European Union; or Her Majesty’s Treasury; (2) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, any SEC-maintained blocked persons list or other lists as required by Law, the Investment Manager or the Company; (3) any Foreign Shell Bank (as defined below); and (4) any Person resident in or whose Subscription funds are transferred from or through an account in a jurisdiction that is designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering (“FATF”), of which the U.S. is a member, and with which designation the U.S. representative to the group or organization continues to concur. See http://www.fatf-gafi.org for FATF’s list of Non-Cooperative Jurisdictions and Territories.
2    “Senior Foreign Political Figure” means a senior political official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure.
3    “Immediate Family,” with respect to a Senior Foreign Political Figure, typically includes such Senior Foreign Political Figure’s parents, siblings, spouse, children and in-laws.
4    “Close Associate” means, with respect to a Senior Foreign Political Figure, a person who is widely and publicly known internationally to maintain an unusually close relationship with such Senior Foreign Political Figure, and includes a Person who is in a position to conduct substantial U.S. and non-U.S. financial transactions on behalf of such Senior Foreign Political Figure.

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Interrupt and Obstruct Terrorism (USA PATRIOT) Act of 2001 as warranting special measures due to money laundering concerns.5
(k)    The Subscriber’s Capital Contributions do not originate from, nor shall they be routed through, an account maintained at a Foreign Shell Bank,6 an “offshore bank” or a bank organized or chartered under the laws of a jurisdiction that is designated as non-cooperative with international anti-money laundering principles.
(l)    The Subscriber acknowledges and agrees that any distributions paid to the Subscriber shall only be paid to the same account from which the Subscriber’s Capital Contributions were originally remitted.
(m)    The Subscriber acknowledges and agrees that the AML Parties may release confidential information concerning the Subscriber and, if applicable, any Person with a direct or indirect beneficial interest in the Subscriber’s Shares or in the Subscriber itself, to affiliates or agents, as well as regulatory or law enforcement authorities, if any AML Party determines that it is required or advisable to do so in order to ensure compliance with law or if any AML Party considers such disclosure necessary or appropriate in the normal course of business or to enable them properly to conduct their affairs. The Subscriber agrees that any AML Party may share information with agents, affiliates and other service providers in connection with the services they provide to the Company, provided that such parties agree to preserve the confidentiality of such confidential information or are otherwise obligated to preserve the confidentiality of such confidential information pursuant to applicable law, rules or regulations.
(n)    The Subscriber, by executing the applicable Signature Pages of this Subscription Agreement, represents and warrants that the Subscriber’s Capital Contribution funds were derived from legal sources.
(o)    In addition to the foregoing, each AML Party reserves the right to request such information as such AML Party may deem necessary or advisable to verify the identity of the Subscriber (or the Subscriber’s direct or indirect beneficial owners) and the Subscriber’s source of funds or to require the Subscriber, if an entity, to provide a copy of its anti-money laundering
5    The U.S. Treasury Department’s Financial Crimes Enforcement Network (“FinCEN”) issues advisories regarding countries of primary money laundering concern. FinCEN’s advisories are posted at https://www.fincen.gov/resources/advisoriesbulletinsfact-sheets.
6    “Foreign Shell Bank” means a Foreign Bank without a Physical Presence (each as defined below) in any country, but does not include a Regulated Affiliate (as defined below).
“Foreign Bank” means an organization that: (i) is organized under the laws of a country outside the U.S.; (ii) engages in the business of banking; (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a non-U.S. bank.
“Physical Presence” means a place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (i) employs one or more individuals on a full-time basis; (ii) maintains operating records related to its banking activities; and (iii) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.
“Regulated Affiliate” means a Foreign Shell Bank that: (i) is an affiliate of a depository institution, credit union or Foreign Bank that maintains a Physical Presence in the United States or a non-U.S. country, as applicable; and (ii) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union or Foreign Bank.

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policies to the applicable AML Party. In the event of any delay or failure by the Subscriber to produce any information so requested, the Company may, until proper information has been provided, refuse to accept any new Capital Contributions; refuse to process a Transfer requested by the Subscriber; and/or delay or withhold distributions. The Company reserves the right to require the Subscriber to withdraw its investment if at any time the Subscriber fails to provide any additional information requested by any AML Party for verification purposes, for purposes of evaluating the Subscriber’s anti-money laundering policies in light of the AML Parties’ anti-money laundering policies and/or related responsibilities or as may be required by applicable law, rules or regulations.
(p)    The Subscriber agrees that it shall have no claim against any AML Party or their affiliates for any form of damages as a result of any AML Party or their affiliates taking any of the actions referred to in this Section 9.
(q)    The Subscriber understands and acknowledges that the Company also reserves the right to refuse to pay any distributions to the Subscriber if the Company suspects or is advised that the payment of distributions to the Subscriber may be non-compliant with applicable law, rules or regulations, or if such refusal is considered necessary or advisable to ensure the compliance by the Company with such law, rules or regulations.
THE SUBSCRIBER AGREES PROMPTLY TO NOTIFY THE AML PARTIES, OR, IN THE CASE OF THE COMPANY, THE PERSON APPOINTED BY THE COMPANY TO ADMINISTER THE COMPANY’S ANTI-MONEY LAUNDERING PROGRAM AS NOTIFIED TO THE SUBSCRIBER BY THE COMPANY, IF ANY OF THE FOREGOING REPRESENTATIONS OR WARRANTIES IS NO LONGER ACCURATE OR IF THE SUBSCRIBER IS NOT COMPLYING WITH ANY OF THE FOREGOING COVENANTS, IN EACH CASE IN ALL MATERIAL RESPECTS.
10. Indemnity.  The Subscriber agrees to indemnify and hold harmless (i) the Company, (ii) the Investment Manager, (iii) their respective affiliates, (iv) their respective partners, members, shareholders, directors, officers, employees or agents, or (v) any Person serving at the specific request of the Company or Investment Member on behalf of the Company (each, an “Indemnitee” and collectively “Indemnitees”) against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation or any claim whatsoever commenced or threatened) arising out of or based upon any false, inaccurate or incomplete representation or warranty, misinformation or breach or failure by the Subscriber herein or hereunder or under any other document furnished or delivered by the Subscriber to any of the foregoing in connection with the Subscriber’s Capital Contribution to the Company.
11. Beneficial Owners.  If the Subscriber is acting as trustee, agent, representative or nominee for a subscriber (a “Beneficial Owner”), the Subscriber understands and acknowledges that the representations, warranties and agreements made herein are made by the Subscriber (a) with respect to the Subscriber as well as (b) with respect to the Beneficial Owner. The Subscriber further represents and warrants that it has all requisite power and authority from said Beneficial Owner to execute and perform the obligations under this Subscription Agreement. The Subscriber also agrees to indemnify the Indemnitees for any and all costs, fees and expenses (including legal fees and disbursements) in connection with any damages resulting from any material misrepresentation or misstatement by the Subscriber contained herein, or the assertion of the Subscriber’s lack of proper authorization from the

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Beneficial Owner to enter into this Subscription Agreement or perform the Subscriber’s obligations hereunder.
12. Power of Attorney.  The Subscriber, by its execution hereof, hereby irrevocably makes, constitutes and appoints the Company with full power of substitution, its true and lawful attorney-in-fact and full power and authority in its name, place and stead, to make, execute, sign, acknowledge, swear to, record and file (i) the Charter and all amendments thereto required or permitted by law, (ii) all certificates and other instruments deemed advisable by the Company to carry out the provisions of the Charter or Bylaws and applicable law or to permit the Company to become or to continue as a corporation wherein the shareholders have limited liability in each jurisdiction where the Company may be doing business, (iii) all instruments that the Company deems appropriate to reflect a change or modification of the Bylaws or the Company in accordance with the Bylaws, (iv) all conveyances and other instruments or papers deemed advisable by the Company to effect the termination, winding up and dissolution of the Company, (v) all fictitious or assumed name certificates required (in light of the Company’s activities) to be filed on behalf of the Company, (vi) all agreements and instruments necessary or advisable to consummate any investment, (vii) all other instruments or papers that may be required or permitted by law to be filed on behalf of the Company that are not legally binding on the shareholders in their individual capacity and are necessary to carry out the provisions of the Company Documents; (viii) all certificates and other instruments deemed necessary by the Company to comply with the provisions of this Subscription Agreement, (ix) any and all filings required to be made by the Subscriber under the Exchange Act with respect to any of the Company’s securities that may be deemed to be beneficially owned by the Subscriber under the Exchange Act, and (x) any other actions, documents or instruments determined by the Company to be necessary or appropriate in connection with the proper conduct of the business of the Company and that do not materially adversely affect the interests of the shareholders.
The Subscriber agrees and acknowledges that the other shareholders are relying on the continued validity of the foregoing power of attorney, and that the power of attorney granted hereby shall be deemed to be coupled with an interest and shall be irrevocable, surviving the death, incapacity or dissolution of the Subscriber.
This power of attorney shall survive the Transfer of the whole or any portion of the Subscriber’s Shares, except that, with respect to the transferor, this power of attorney shall also survive the Transfer for the sole purpose of enabling the Company to execute, acknowledge, swear to, file and record (if applicable) any instrument necessary to effect such Transfer.
13. Miscellaneous.  The following provisions are applicable even if the Company does not accept this Subscription Agreement, and the Subscriber does not become a shareholder:
(a)    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.
(i)    THIS SUBSCRIPTION AGREEMENT IS MADE PURSUANT TO, AND SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE, NOTWITHSTANDING THE PLACE WHERE THIS SUBSCRIPTION AGREEMENT IS EXECUTED BY ANY SHAREHOLDER OR PROSPECTIVE SHAREHOLDER OR THE LOCATION OF ANY OFFICE, VENTURE OR OPERATION OF THE COMPANY OR ANY SHAREHOLDER. ANY ACTION OR PROCEEDING BROUGHT BY THE WILLOW TREE PARTY AGAINST ONE OR MORE SHAREHOLDERS OR THE COMPANY RELATING IN ANY RESPECT TO THIS SUBSCRIPTION AGREEMENT, THE BYLAWS, THE OPERATION OF THE

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COMPANY AND/OR THE OFFERING OF THE SHARES MAY — AND ANY ACTION OR PROCEEDING BROUGHT BY ANY OTHER PARTY AGAINST ANY WILLOW TREE PARTY OR THE COMPANY RELATING IN ANY RESPECT TO THIS SUBSCRIPTION AGREEMENT, THE BYLAWS, THE OPERATION OF THE COMPANY AND/OR THE OFFERING OF THE SHARES SHALL — BE BROUGHT AND ENFORCED IN THE STATE OF MARYLAND OR (TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFOR) IN THE COURTS OF THE UNITED STATES FOR THE DISTRICT OF MARYLAND, AND THE SHAREHOLDERS AND THE COMPANY IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH STATE AND U.S. FEDERAL COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. THE SUBSCRIBER AND THE COMPANY IRREVOCABLY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO LAYING THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN THE COURTS OF THE STATE OF MARYLAND OR IN THE COURTS OF THE UNITED STATES FOR THE DISTRICT OF MARYLAND AND ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
(ii)    THE SUBSCRIBER HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM AGAINST ANY WILLOW TREE PARTY OR THE COMPANY RELATING IN ANY WAY TO THIS SUBSCRIPTION AGREEMENT, THE BYLAWS, THE OPERATION OF THE COMPANY AND/OR THE OFFERING OF THE SHARES.
(iii)    NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED HEREIN SHALL BE DEEMED TO CONSTITUTE A WAIVER OF ANY RIGHTS THAT ANY PERSON MAY HAVE UNDER LAW TO THE EXTENT THAT SUCH RIGHTS MAY NOT BE WAIVED, MODIFIED OR LIMITED UNDER LAW (INCLUDING U.S. FEDERAL SECURITIES LAWS).
(iv)    THE SUBSCRIBER HEREBY AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED ON THE SUBSCRIBER IN THE SAME MANNER AS NOTICES ARE GIVEN AS SET FORTH IN HEREIN.
(b)    Equitable Relief.  The Subscriber agrees that the Company, the Investment Manager or one or more Willow Tree Party would be subject to potentially irreparable injury as a result of any breach by the Subscriber of any of the representations, warranties, acknowledgements, covenants or agreements set forth in this Subscription Agreement, and that monetary damages would not be sufficient to compensate or make whole the Company, the Investment Manager or any Willow Tree Party for any such breach. Accordingly, the Subscriber agrees that the Company, the Investment Manager or any Willow Tree Party, separately or together, shall be entitled to seek equitable and injunctive relief, on an emergency, temporary, preliminary and/or permanent basis, so as to prevent any such breach or the continuation thereof.
(c)    Survival; Legal Effect.
(i)    The Subscriber agrees that the representations, warranties, agreements and covenants set forth in this Subscription Agreement shall, in pertinent part, survive the

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acceptance (or rejection) of this Subscription Agreement and the dissolution of the Company.
(ii)    This Subscription Agreement shall be binding upon the Subscriber and the Company to the extent set forth herein prior to acceptance by the Company and, if accepted, upon the Subscriber, the Company and the Investment Manager, and shall inure to the benefit of the Subscriber, the Company, the Investment, and the Willow Tree Party.
(d)    Severability. In the event that any provision of this Subscription Agreement is held to be invalid or unenforceable in any jurisdiction, such provision shall be deemed modified to the minimum extent necessary so that such provision, as so modified, shall no longer be held to be invalid or unenforceable. Any such modification, invalidity or unenforceability shall be strictly limited both to such provision and to such jurisdiction, and in each case to no other. Furthermore, in the event of any such modification, invalidity or unenforceability, this Subscription Agreement shall be interpreted so as to achieve the intent expressed herein to the greatest extent possible in the jurisdiction in question and otherwise as set forth herein.
(e)    Counterparts; Electronic Communication.
(i)    The Signature Pages of this Subscription Agreement may be executed in one or more counterparts, each of which shall, however, together constitute the same document. Electronic copies shall have the same binding force as originals.
(ii)    The Subscriber agrees that the Company is authorized to accept and execute this Subscription Agreement as well as any instructions given by the Subscriber in original signed form or by electronic communication. If instructions are given by electronic communication, the Subscriber shall indemnify the Company, the Investment Manager and the Willow Tree Party for any losses and damages suffered by them as a result of acting on electronic communication instructions rather than instructions in original signed form. The Subscriber further agrees that the Company, the Investment Manager and any Willow Tree Party are entitled to rely conclusively on and shall incur no liability in respect of, any action taken on the basis of, any notice, consent, request, instruction or other instrument believed in good faith to be genuine or to be signed by properly authorized Persons.
(f)    Entire Agreement. This Subscription Agreement contains the entire agreement and understanding of the parties hereto relating to the subject matter hereof, and supersede any prior agreements and understandings of the parties relating to such subject matter.
(g)    No Waiver.
(i)    No failure or delay on the part of the Company, the Investment Manager or any Willow Tree Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Failure on the part of the Company, the Investment Manager or any Willow Tree Party to challenge any act or omission of the Subscriber or to declare the Subscriber in default with respect to the Company, the Investment Manager or any Willow Tree Party, irrespective of how long that failure continues, shall not

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constitute a waiver by the Company, the Investment Manager or any Willow Tree Party of their rights with respect to such default.
(ii)    Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.
(h)    Confidentiality; Non-Disparagement.
(i)    The Subscriber acknowledges that the Memorandum and other information relating to the Company (the “Confidential Information”) have been submitted to the Subscriber on a confidential basis for use solely in connection with the Subscriber’s consideration of the purchase of Shares. In addition, Confidential Information includes non-public information regarding the Investment Manager, the Company, and any other investment vehicles whose investment adviser is the Investment Manager or an affiliate of the Investment Manager. The Subscriber agrees to comply with all laws, including securities laws, concerning Confidential Information, and Subscriber agrees that it shall not trade in the securities of any issuer about which Subscriber receives material non-public information under this Subscription Agreement or in its capacity as a holder of Shares and shall refrain from such trading until any material non-public information no longer constitutes material non-public information. The Subscriber agrees that, without the prior written consent of the Company (which consent may be withheld at the discretion of the Company), the Subscriber shall not (a) reproduce the Memorandum or any other Confidential Information, in whole or in part, or (b) disclose the Memorandum or any other Confidential Information to any person who is not an officer or employee of the Subscriber who is involved in its investments, or partner (general or limited) or affiliate of the Subscriber (it being understood and agreed that if the Subscriber is a pooled investment fund, it shall only be permitted to disclose the Memorandum or other Confidential Information if the Subscriber has required its investors to enter into confidentiality undertakings no less onerous than the provisions of this Section 13(h) and the Subscriber remains liable for any breach of this Section 13(h) by its investors), except to the extent (i) such information is in the public domain (other than as a result of any action or omission of the Subscriber or any person to whom the Subscriber has disclosed such information) or (ii) such information is required by applicable law or regulation to be disclosed, in which case the Subscriber shall first notify the Company of such requirement (unless such notification is prohibited by law) so that the Company may pursue a protective order or other appropriate remedy or waive compliance with the terms of this Section 13(h), and if a protective order or other appropriate remedy is not obtained, or if the Company waives compliance with the terms of this Section 13(h), then the Subscriber shall disclose only that portion of Confidential Information that the Subscriber is advised by counsel is legally required to be disclosed and shall use its commercially reasonable efforts to protect the confidentiality of such information disclosed, including by requesting that confidential treatment be accorded such information. The Subscriber further agrees to return the Memorandum and other Confidential Information upon the Company’s request therefor. The Subscriber acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this Section 13(h) by the Subscriber and that, in addition to any other remedies available to the Company in respect of any such breach, the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

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(ii)    Neither the Subscriber nor any representative of the Subscriber shall disparage the Company, the Investment Manager, or any Willow Tree Party, whether or not this Subscription Agreement is accepted by the Company.
14. Notices. All notices, consents, requests, demands, offers, reports, and other communications required or permitted to be given pursuant to this Subscription Agreement shall be in writing and shall be given, made or delivered (and shall be deemed to have been duly given, made or delivered upon receipt) by personal hand-delivery, by facsimile transmission, by electronic mail, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery, addressed, if to the Company, to:
Willow Tree Capital Corporation
Attention: Mark Klingensmith
450 Park Avenue, 29th Floor
New York, NY 10022
Telephone: (212) 218-1080
E-mail: klingensmith@willowtreelp.com, with a copy to: WTCCsubdocs@willowtreelp.com and, if to the Subscriber, to the address provided in the Signature Pages herein. The Company or the Subscriber may change its address by giving notice to the other in the manner described herein.
15. Items Required from the Subscriber.  In order to complete the Subscription Agreement, please do the following:
    Complete and execute the Signature Pages;
    Complete and execute Schedule B (applicable to both individuals and entities);
    Complete Schedule C (applicable to both individuals and entities);
    Complete and execute IRS Form W-9 or the applicable U.S. IRS Form W-8;
    Make arrangements for the payment of the Subscriber’s Capital Contribution;
    Provide proof of authority (which may take the form of an incumbency certificate, written resolutions, a power of attorney, or other similar proof) acceptable to the Company to execute this Subscription Agreement and other related documents;
    Complete, and provide the anti-money laundering documentation applicable to the Subscriber as listed in, Schedule D; and
    Provide any other information requested by the Company or the Investment Manager.
16. Electronic Delivery of Documents.  Unless the Subscriber indicates otherwise in the Signature Pages, the Subscriber agrees and consents to have the Company, the Investment Manager and/or the Company’s transfer agent electronically deliver Account Communications (as defined herein). “Account Communications” means all current and future account statements; the Charter (including all supplements and amendments thereto); the Bylaws (including all supplements and amendments thereto); notices (including privacy notices); proxy statements; tender offer materials; letters or notices to investors; and other tax information such as any applicable state or local tax information; periodic or

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annual reports; annual audited financial statements; and regulatory communications and other information; documents; data and records regarding each shareholder’s investment in the Company. Electronic communication by the Company includes e-mail delivery as well as making Account Communications electronically available to the shareholders on the Company’s or the Investment Manager’s Internet site, if applicable, and providing notice of such availability.
17. Privacy Policy.  The Company and the Investment Manager consider privacy to be fundamental to their relationship with investors. They are committed to maintaining the confidentiality, integrity and security of investor’s personal information. Internal policies have been developed to protect this confidentiality, while allowing investor needs to be served.
The Company and the Investment Manager do not disclose non-public personal information about investors or former investors to third parties other than as described or permitted herein. They collect information about each Subscriber (such as each Subscriber’s name, address, social security number, assets and income) from their discussions with each Subscriber, from documents that each Subscriber may deliver to them and in the course of providing advisory services to the Company and each Subscriber. In order to provide each Subscriber with such services, the Company and the Investment Manager may provide a Subscriber’s personal information to affiliates and to firms that provide assistance in servicing the Company and that have a need for such information, such as a broker, custodian, attorney, accountant, administrator, marketer, auditor or other service provider. They require third-party service providers and financial institutions with which they have relationships to protect the confidentiality of the Subscriber’s information and to use the information only for the purposes for which the information is disclosed. The Company and Investment Manager may also disclose information about investors or former investors if compelled or permitted to do so by law or in connection with any government or self-regulatory organization requests or investigations. The Company and the Investment Manager do not otherwise provide information about investors to outside firms without first obtaining specific investor consent.
The Company and the Investment Manager restrict access to non-public personal information about each investor to their employees with a legitimate business need for the information. They maintain physical, electronic and procedural safeguards designed to protect each Investor’s personal information.

Willow Tree Capital Corporation	S-20

WILLOW TREE CAPITAL CORPORATION
SIGNATURE PAGES
1.    Registration of Shares

The Shares are to be registered as follows: (Check all that apply)

Individual	Partnership/LLC

Joint Tenants with Rights of Survivorship (All tenants must sign below)	Trust

Joint Tenants in Entirety (All tenants must sign below)	Corporation

Joint Tenants in Common (All tenants must sign below)	LLP

Other (Please specify): _______________________
Amount of Capital Contribution: $ _______________________
The Subscriber must print all information exactly as it wishes such information to appear in the Company’s records.
2.    Shares to be Registered as Follows (Please check one)

Subscriber’s Name:	______________________________________________________________________

Taxpayer Identification Number*:	___________________________________________________

Jurisdiction of Citizenship (individuals):	___________________________________________________

Jurisdiction of Organization (entities):	___________________________________________________

Principal Place of Business (entities):	___________________________________________________

Mailing Address (if different than Principal Place of Business):	___________________________________________________

___________________________________________________

Email:	___________________________________________________
*Natural persons resident in the United States generally should provide their Social Security Number.

Willow Tree Capital Corporation	Signature Pages-1

3.    Standing Wire Instructions; Anti-Money Laundering Confirmation
(a)    Standing Wire Instructions:
The Subscriber agrees that all or any funds payable to the Subscriber (including all distributions) may be wire transferred to the Subscriber in accordance with the following Instructions:

Bank Name:	_____________________________________
Bank Location:	_____________________________________
_____________________________________
ABA Routing Number (for U.S. Banks):
Swift Code (for non-U.S. Banks):	_____________________________________
Account Name:	_____________________________________
Account Number:	_____________________________________
_____________________________________
Reference:	____

Intermediary Bank Name (if any):	_____________________________________
Intermediary Bank Location:	_____________________________________
Intermediary Bank ABA Routing Number (for	_____________________________________
U.S. Banks):
Intermediary Bank Swift Code (for non-U.S.	_____________________________________
Banks):
FFC Account Name:	_____________________________________
FFC Account Number:	_____________________________________
If the banks identified immediately above are not located in the U.S. or another FATF Country,1 please contact the Company for any additional information that may be required.
The wire instructions provided above may be amended by written notice, signed by the Subscriber and delivered to the Company at the address provided herein.
(b)    Anti-Money Laundering Confirmation:
Is the Subscriber a customer of the bank identified immediately above?
Yes      No
If the answer is “No,” please contact the Company for additional information that may be required from the Subscriber.
1     For a current list of FATF Countries see http://www.fatf-gafi.org/countries/.

Willow Tree Capital Corporation	Signature Pages-2

Are the Subscriber’s Capital Contributions to the Company to be made by bank-to-bank transfer from an account other than the account detailed above?
Yes      No
If the answer is “Yes,” please provide below details of the bank from which the Subscriber’s Capital Contributions will be transferred:

Bank Name:	__________________________________________________
Bank Address:	__________________________________________________
__________________________________________________
If the bank identified immediately above is not located in the U.S. or another FATF Country, please contact the Company for additional information that may be required from the Subscriber.
Is the Subscriber a customer of the bank identified immediately above?
Yes      No
If the answer is “No,” please contact the Company for any additional information that may be required from the Subscriber.
(c)    Authorized Signatories:
The Subscriber, if an entity, represents that the following is a complete list of the individuals, who are authorized to act on behalf of, and bind, the Subscriber (each such individual, an “Authorized Signatory”) in connection with any and all communications and transactions between the Company (or its representatives), the Investment Manager (or its representatives) and the Subscriber. The Subscriber must also provide additional written evidence sufficient to establish the authority of each of the Authorized Signatories listed below. The Subscriber acknowledges that the Company and the Investment Manager may rely on instructions received from, and representations made by, each Authorized Signatory. The following list may be amended by written notice, signed by an Authorized Signatory and delivered to the Company, at the address provided herein.

Name	Specimen Signature

_____________________________________	_____________________________________

_____________________________________	_____________________________________

_____________________________________	_____________________________________
Note: In addition to providing specimen signatures as requested above, the Subscriber is required to furnish additional written evidence acceptable to the Company (which may take the form of an incumbency certificate, written resolutions, a power of attorney or other similar proof) of each Authorized Signatory’s authority to act on behalf of, and bind, the Subscriber. Such evidence must be sufficient to enable the Company to establish the chain

Willow Tree Capital Corporation	Signature Pages-3

of authority of each Person that signs on behalf of the underlying beneficial owner of the Shares subscribed for pursuant to this Subscription Agreement (and each Person that signs on behalf of any such Person).
(d)    Optional Additional Contact Information:
If the Subscriber would like additional persons to receive copies of Account Communications, please indicate below. Please print the name and contact information exactly as it should be printed on all financial/official documents/correspondence. The Company shall not take instructions from these persons in connection with the Subscriber’s investment.

Name:	______________________________________
Company:	______________________________________
Mailing Address:	______________________________________
______________________________________
Telephone:	______________________________________
Fax:	______________________________________
E-mail:	______________________________________
(e)    Disclosure Authorization:
By executing this Subscription Agreement, the Subscriber authorizes the disclosure of information regarding the Subscriber’s foregoing bank account to the Company, the Investment Manager, their respective representatives and legal counsel, as well as to any governmental authority, self-regulatory organization, or to any other person to the extent required by law.
4.    Subscriber Qualifications:
The Subscriber meets the following standard for being categorized as an “accredited investor” under the Securities Act as described in Schedule A of this Subscription Agreement:

Individual Subscribers [please check one]:	(a)	(b)

Entity Subscribers [please check one]:	(c)	(d)	(e)
(f)

	(g)	(h)
	(i)	(j)

Willow Tree Capital Corporation	Signature Pages-4

5.    “Benefit Plan Investor” Status (Entity Subscribers Only):
(a)    The Subscriber is a “benefit plan investor” (See Section 6 of the Subscription Agreement):
Yes      No
If the Subscriber does not check either box above, it shall be deemed to be a “benefit plan investor.”
(b)    If the Subscriber checked “Yes” above, the Subscriber is a Plan Assets Entity:
Yes      No
If “Yes,” the Subscriber hereby represents and warrants that the percentage of the Plan Assets Entity’s equity interests held by benefit plan investors does not, and will not, exceed the percentage set forth below. To ease the administrative burden related to monitoring and updating this percentage, the Company recommends that the Subscriber build in some cushion so that the Subscriber shall not have to notify the Company if the percentage changes slightly.
________%
The Subscriber agrees to notify the Company a reasonable time in advance of any change to the foregoing representations.
(c)    Insurance Company Accounts. If the Subscriber is using the assets of an insurance company general account to purchase the Shares, the Subscriber hereby represents that the percentage of such assets used to purchase the Shares that represents “plan assets” under ERISA does not, and will not, exceed the following percentage:
________%
The Subscriber agrees to immediately notify the Company if the above number changes.
6.    Electronic Delivery of Documents
Unless the box below is checked, the Subscriber agrees and consents to have the Company and/or the Investment Manager electronically deliver Account Communications (as defined in Section 16 of the Subscriber’s Subscription Agreement).
    The Subscriber does not consent to electronic delivery of all Account Communications and instead wishes to receive such documents in hardcopy via postal mail.
Consent to electronic delivery may be revoked at any time by written notice to the Company.

Willow Tree Capital Corporation	Signature Pages-5

7.    Suitability
The Subscriber’s assets invested in the Company following this investment constitute less than 10% of the Subscriber’s readily marketable assets.
Yes      No
If the Subscriber checked “No” immediately above, please state the percentage of the Subscriber’s readily marketable assets that will be invested in the Company following this investment:
____%
8.    Restrictions on the Purchase and Sale of IPOs of Equity Securities — “Restricted Person” Status
(1) Under FINRA Rules (see Schedule C), the Subscriber is a:
    Restricted Person Under FINRA Rule 5130 and/or a Restricted Person Under FINRA Rule 5131 (see Part I of Schedule C)
    Qualified Non-Restricted Collective Investment Vehicle or Other Entity (see Part II of Schedule C)
    Non-Restricted Person Based on Exemption
(see Part III of Schedule C)
    Pure Non-Restricted Person (see Part IV of Schedule C)
(2) If Subscriber is a Non-Restricted Person, indicate whether the Subscriber wishes to be allocated profits and losses from “new issues” (otherwise, leave blank):
    Do allocate profits and losses from “new issues.”
    Do not allocate profits and losses from “new issues.”
If the Subscriber does not check any box above, the Subscriber shall be deemed to have elected to be treated as a “Restricted Person.”
9.    Additional Information
The Company may require the Subscriber — as a condition to accepting this Subscription Agreement — to submit certain additional information for anti-money laundering or other purposes.
__________________
NO CAPITAL CONTRIBUTIONS SHOULD BE SENT BEFORE THE SUBSCRIBER IS
NOTIFIED THAT THIS SUBSCRIPTION AGREEMENT HAS BEEN ACCEPTED.
__________________

Willow Tree Capital Corporation	Signature Pages-6

IN WITNESS WHEREOF, the undersigned Subscriber has hereunto duly set its hand (and if by an entity, by its signatory thereto duly authorized), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound.
The trustee, partner, officer or other Authorized Signatory signing on behalf of the Subscriber certifies that he or she has full power and authority from all beneficiaries, partners or shareholders of the entity named below to execute this Subscription Agreement on behalf of the entity and that investment in the Company is not prohibited by law or the governing documents of such entity.
SUBSCRIBER(S):

Individuals:	Entities:

(Signature)	(Signature)

(Please Print Name of Signatory)	(Please Print Name of Signatory)

(Signature)	(Title)

(Please Print Name of Signatory)	(Signature)

(Please Print Name of Signatory)

(Title)

Date: _______________________________,	Date: _______________________________,

If Subscriber has indicated in Section 1 of the Signature Pages that the Shares should be registered for Joint Tenants with Rights of Survivorship or for Tenants in Common, all tenants must sign below:

By:	By:	By:

(Signature)	(Signature)	(Signature)

Date: _______________, 20___	Date: _______________, 20___	Date: _______________, 20___

Willow Tree Capital Corporation	Signature Pages-7

FOR COMPANY USE ONLY
ACCEPTANCE
OF
SUBSCRIPTION AGREEMENT
Investor Name:    __________________________________________
Capital Contribution as to $________________ confirmed and accepted as of this _____ day of ___________________, 20__.

WILLOW TREE CAPITAL CORPORATION

By:
Name:
Title:

Willow Tree Capital Corporation	Signature Pages-8

Schedule A
ACCREDITED INVESTOR STATUS
THE SUBSCRIBER WILL BE REQUIRED TO INDICATE ON THE SIGNATURE PAGES WHETHER THE SUBSCRIBER IS AN “ACCREDITED INVESTOR,” AS DEFINED IN REGULATION D UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR KNOWLEDGEABLE EMPLOYEE.
INDIVIDUAL SUBSCRIBERS
a.    A director or executive officer of the Company.
or
b.    A natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,000. For purposes of this item, net worth means the excess of total assets at fair market value, including automobiles and other personal property but excluding the value of the primary residence of such natural person (and including property owned by a spouse or spousal equivalent) over total liabilities. For this purpose, the amount of any indebtedness that is secured by the person’s primary residence other than any portion that exceeds the fair market value of the person’s primary residence at the time of the sale of the Units or such indebtedness was incurred within 60 days before the undersigned executes this Subscription Agreement (other than as a result of the acquisition of the primary residence shall not be included as a liability.
or
c.    A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.
or
d.    A natural person with one of the following licenses in good standing: General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).
or
e.     A natural person who is a “knowledgeable employee,” as defined in rule 3c-5(a)(4) under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”) (17 CFR 270.3c-5(a)(4)), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

Willow Tree Capital Corporation	Schedule A-1

ENTITY SUBSCRIBERS
f.    A bank as defined in section 3(a)(2) of the Securities Act, or savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.
or
g.    A broker or dealer registered pursuant to section 15 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).
or
h.    An investment adviser relying on the exemption from registering with the Commission under section 203 of the Investment Advisers Act of 1940 (the “Advisers Act”).
or
i.    An insurance company as defined in section 2(a)(13) of the Securities Act.
or
j.    An investment company registered under the Investment Company Act.
or
k.    A business development company as defined in section 2(a)(48) of the Investment Company Act.
or
l.     A Small Business Investment Company licensed by the Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.
or
m.     A Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act.
or
n.    A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.
or
o. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered

Willow Tree Capital Corporation	Schedule A-2

investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors..
or
p.    A private business development company as defined in section 202(a)(22) of the Advisers Act.
or
q.    An organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.
or
r.    A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Shares, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Company.
or
s.    Any entity, including a grantor trust, in which all of the equity owners are accredited investors (for this purpose, a beneficiary of a trust is not an equity owner, but the grantor of a grantor trust may be an equity owner).
or
t.     Any entity, of a type not listed in paragraphs (f), (g), (h), (i), (j), (k), (l), (m), (n), (o) (p), (q),(r), and (s), not formed for the specific purpose of acquiring the Shares offered, owning investments in excess of $5,000,000.
or
u.     A “family office,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act (17 CFR 275.202(a)(11)(G)-1): (i) with assets under management in excess of $5,000,000; (ii) that is not formed for the specific purpose of acquiring the securities offer; and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.
or
v.    A “family client,” as defined rule 202(a)(11)(G)-1 under the Advisers Act (17 CFR 275.202(a)(11)(G)-1), of a family office meeting the requirements in paragraph (u) above and whose prospective investment in the issuer is directed by such family office pursuant to paragraph (u)(iii) above.
IF THE SUBSCRIBER IS AN “ACCREDITED INVESTOR” SOLELY BY VIRTUE OF THE FACT THAT ALL ITS BENEFICIAL OWNERS ARE ACCREDITED INVESTORS, PLEASE RECONFIRM SUCH STATUS BEFORE SUBMITTING THIS SUBSCRIPTION AGREEMENT.

Willow Tree Capital Corporation	Schedule A-3

Schedule B
SEC RULE 506(d) DISQUALIFYING EVENT QUESTIONNAIRE
Rule 506 of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”) includes “bad actor” disqualification requirements in Rule 506(d). Under Rule 506(d), the Company will not be permitted to rely on the Rule 506 exemption from Securities Act registration if the Company or any other person covered by the rule experiences a “disqualifying event.” In order to fulfill the Company’s obligations, it requires certain acknowledgements, representations, warranties and undertakings from Subscribers that they are not “bad actors” before the Company will issue securities.
A Subscriber is considered a “bad actor” if the Subscriber:
(1)    has within the last ten (10) years, been convicted of a felony or misdemeanor, in the United States, (i) in connection with the purchase or sale of any security, (ii) involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”) or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;
(2)    is currently subject to any order, judgment or decree of any court of competent jurisdiction, entered in the last five (5) years, that restrains or enjoins the Subscriber from engaging in any conduct or practice (i) in connection with the purchase or sale of any security, (ii) involving the making of a false filing with the SEC or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;
(3)    is currently subject to a final order1 of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations, or credit unions, a state insurance commission (or an agency or officer of a State performing like functions), an appropriate federal banking agency, the U.S. National Credit Union Administration, or the U.S. Commodity Futures Trading Commission (the “CFTC”), that —
(a)    bars the Subscriber from —
(i)    association with an entity regulated by such commission, authority, agency or officer;
(ii)    engaging in the business of securities, insurance or banking; or
(iii)    engaging in savings association or credit union activities; or
(b)    constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct within the last ten (10) years;
(4)    is currently subject to an order of the SEC pursuant to Section 15(b) or 15B(c) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or Section 203(e) or (f) of the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”), that (i) suspends or revokes the Subscriber’s registration as a broker, dealer, municipal securities dealer or investment adviser, (ii) places
1     The term “final order” means a written directive or declaratory statement issued be a federal or state agency pursuant to applicable statutory authority and procedures, that constitutes a final disposition or action by that federal or state agency.

Willow Tree Capital Corporation	Schedule B-1

limitations on the Subscriber’s activities, functions or operations or (iii) bars the Subscriber from being associated with any entity or from participating in the offering of any penny stock;
(5)    is currently subject to any order of the SEC, entered in the last five (5) years, that orders the Subscriber to cease and desist from committing or causing a violation or future violation of (i) any scienter-based anti-fraud provision of the U.S. federal securities laws (including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder) or (ii) Section 5 of the Securities Act;
(6)    is currently suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principals of;
(7)    has filed as a registrant or issuer, or has been named as an underwriter in, a registration statement or Regulation A offering statement filed with the SEC that, within the last five (5) years, (i) was the subject of a refusal order, stop order, or order suspending the Regulation A exemption or (ii) the subject of an investigation or a proceeding to determine whether such stop order or suspension order should be issued; or
(8)    is subject to (i) a United States Postal Service false representation order entered into within the last five (5) years, or (ii) a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.
By checking the following applicable line, the Subscriber acknowledges, represents and warrants the Subscriber’s “bad actor” status as described in this Schedule B.
______ Subscriber is NOT a “bad actor” as described in Schedule B.
______ Subscriber is a “bad actor” as described in Schedule B.
The Subscriber agrees to immediately notify, in writing, the Company upon any change to the foregoing representations and, upon request, to promptly furnish such information to the Company as may be required to confirm, amplify or refine details with respect to the foregoing representations.

Willow Tree Capital Corporation	Schedule B-2

For individual Subscribers:
IN WITNESS WHEREOF, I have executed this Schedule B.

(Name of Subscriber)

Date:
(Signature of Subscriber)
For entity Subscribers:
IN WITNESS WHEREOF, the Subscriber has caused the execution of this Schedule B by its authorized representative.

(Name of Subscriber)

(Name and Title of Authorized Signatory)

Date:
(Signature of Authorized Signatory)

Willow Tree Capital Corporation	Schedule B-3

Schedule C
THE U.S. FINANCIAL INDUSTRY REGULATORY AUTHORITY, INC.
RESTRICTIONS ON THE PURCHASE AND SALE OF “NEW ISSUES”
The U.S. Financial Industry Regulatory Authority, Inc. (“FINRA”) restricts which persons can participate in “new issues” (initial public offerings of equity securities) under both FINRA Rule 5130 and FINRA Rule 5131. The Subscriber should indicate on the Signature Pages under which of the following categories the Subscriber falls.
I.    Restricted Person Under FINRA Rule 5130 and/or a Restricted Person Under FINRA Rule 5131
Broker/Dealers and Banks
a.    A member of FINRA, or a U.S. or non-U.S. broker/dealer, acting for its own account.
b.    A U.S. or non-U.S. bank, broker/dealer, investment manager or other conduit acting for the account of any person included in paragraph (a), (c) to (i) or (m) below.
Broker/Dealer Personnel
c.    (i) an officer, director, general partner, associated person,1 or employee of any FINRA member or of any U.S. or non-U.S. broker/dealer (other than a limited business broker/dealer); (ii) any agent of any FINRA member or any other broker/dealer (other than a limited business broker/dealer) that is engaged in the investment banking or securities business; or (iii) an immediate family member2 of any of the foregoing persons, provided that any such person (a) materially supports3, or receives material support from, the immediate family member, (b) is employed by or associated with a FINRA member, or an affiliate of such member, selling the new issue to the immediate family member, or (c) such person has an ability to control the allocation of the new issue. “Limited business broker/dealer” means any broker/dealer authorized to engage solely in the purchase or sale of investment company/variable contracts securities and/or direct participation program securities.
1     The FINRA By-Laws define a person “associated with a member” as a natural person who is registered or has applied for registration under the FINRA Rules as well as every sole proprietor, partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member, whether or not any person is registered or exempt from registration with FINRA.
2     The term “immediate family member” means a person’s (i) parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law and children and (ii) any other individual to whom the person provides material support.
3     The term “material support” means the direct or indirect provision of more than 25% of a person’s income in the prior calendar year. Members of the immediate family living in the same household are deemed to be providing each other with material support under FINRA Rule 5130. Persons living in the same household are deemed to be providing each other with material support under FINRA Rule 5131.

Willow Tree Capital Corporation	Schedule C-1

Broker/Dealer Owners
d.    (i) a person listed, or required to be listed, in Schedule A—Direct Owners and Executive Officers—of a Form BD—Uniform Application for Broker-Dealer Registration—(other than with respect to a limited business broker/dealer), except persons identified by an ownership code of less than 10%; (ii) a person listed, or required to be listed, in Schedule B—Indirect Owners—of a Form BD (other than with respect to a limited business broker/dealer), except persons whose listing on Schedule B relates to an ownership interest in a person listed on Schedule A identified by an ownership code of less than 10%; (iii) a person listed, or required to be listed, in Schedule A—Amendments to Schedules A & B—of a Form BD that meets the criteria of item (i) or (ii) of this paragraph (d); or (iv) an immediate family member of a person specified in item (i), (ii) or (iii) of this paragraph (d).
e.    (i) a person that directly or indirectly owns 10% or more of a public reporting company listed, or required to be listed, in Schedule A—Direct Owners and Executive Officers—of a Form BD—Uniform Application for Broker-Dealer Registration—(other than a reporting company that is listed on a national securities exchange or is traded on the NASDAQ Global Market, or other than with respect to a limited business broker/dealer); (ii) a person that directly or indirectly owns 25% or more of a public reporting company listed, or required to be listed, in Schedule B—Indirect Owners—of a Form BD (other than a reporting company that is listed on a national securities exchange or is traded on the NASDAQ Global Market, or other than with respect to a limited business broker/dealer) or (iii) an immediate family member of a person specified in item (i) or (ii) of this paragraph (e).
f.    Any other affiliate of a broker/dealer described in paragraph (d) above.
Portfolio Managers
g.    Any person (including a natural person as well as an entity) who has authority to buy or sell securities for a bank, savings and loan institution, insurance company, investment company, investment adviser, or collective investment account or is an immediate family member of such a person that materially supports, or receives material support from, such person. For purposes hereof “collective investment account” means any hedge fund, investment partnership, investment corporation, or any other collective investment vehicle that is engaged primarily in the purchase and/or sale of securities, but does not include a “family investment vehicle” (a legal entity that is beneficially owned solely by immediate family members) or an “investment club” (a group of friends, neighbors, business associates, or others that pool their money to invest in stock or other securities and are collectively responsible for making investment decisions).
Benefit Plans
h.    An employee benefit plan sponsored by a U.S. or non-U.S. broker/dealer (other than a benefit plan under the U.S. Employee Retirement Income Security Act of

Willow Tree Capital Corporation	Schedule C-2

1974, as amended (“ERISA”), qualified under Section 401(a) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), not sponsored solely by a broker/dealer).
i.    A. employee benefit plan organized under and governed by the laws of the United States or of a foreign jurisdiction, provided that such plans or family of plans: (i) has, in aggregate, at least 10,000 plan participants and beneficiaries and $10 billion in assets; (ii) is operated in a non-discriminatory manner insofar as a wide range of employees, regardless of income or position, are eligible to participate without further amendment or action by the plan sponsor; (iii) is administered by trustees or managers that have a fiduciary obligation to administer the funds in the best interest of the participants and beneficiaries; and (iv) is not sponsored solely by a broker-dealer.
Certain Executive Officers and Directors
j.    An executive officer or director of a Public Company. A “Public Company” is any company that is registered under Section 12 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any company that files periodic reports pursuant to Section 15(d) of the Exchange Act.
k.    An executive officer or director of a Covered Non-Public Company. A “Covered Non-Public Company” means any company (other than a Public Company) satisfying any of the following three criteria:
(i)    income of at least $1 million in the last fiscal year or in two of the last three fiscal years and shareholders’ equity of at least $15 million; or
(ii)    shareholders’ equity of at least $30 million and a two year operating history; or
(iii)    total assets and total revenue of at least $75 million in the latest fiscal year or in two of the last three fiscal years.
l.    A person materially supported4 by an executive officer or director of a Public Company or a Covered Non-Public Company.
Collective Investment Vehicle or Other Entity
m.    A U.S. or non-U.S. account, investment fund or other collective investment vehicle that cannot make both of the representations in paragraphs (a) and (b) of Part II below.
4     The term “material support” means the direct or indirect provision of more than 25% of a person’s income in the prior calendar year. For purposes of paragraph (l), persons living in the same household are deemed to be providing each other with material support.

Willow Tree Capital Corporation	Schedule C-3

II.    Qualified Non-Restricted Collective Investment Vehicle or Other Entity
a.    A U.S. or non-U.S. account, investment fund or other collective investment vehicle in which persons included in any of paragraphs (a)-(i) of Part I above have a beneficial interest5 (each, a “5130 Restricted Person”), but the Subscriber hereby represents and warrants that such 5130 Restricted Persons in the aggregate are allocated no more than 10% of any profits or losses attributable to new issues received by the Investment Manager.
b.    A U.S. or non-U.S. account, investment fund or other collective investment vehicle in which persons included in any of paragraphs (j)-(l) of Part I above, with respect to any and all Public Companies or Covered Non-Public Companies, have a beneficial interest (any such person, a “5131 Restricted Person,” and together with 5130 Restricted Persons, “Restricted Persons”), other than a “private fund” meeting the requirements set out in II.c or III.k below, but the Subscriber hereby represents and warrants that such 5131 Restricted Persons in the aggregated are allocated no more than 25% of any profits or losses attributable to new issues received by the Investment Manager.
The Subscriber qualifying under either of the foregoing de minimis exemptions in no respect means that the Subscriber is entitled to, or shall in fact, receive any allocation of “new issue” profits and losses. Willow Tree Capital Corporation (the “Company”) reserves the right to allocate such profits and losses in any manner that the Company may determine, consistent with applicable FINRA Rules.
c.    A private fund6 that (i) is managed by an investment adviser that (a) has one or more control persons7 who are both beneficial owners of the private fund and FINRA Rule 5131 Restricted Persons (“FINRA Rule 5131 Restricted Control Persons”) and (b) does not have any control persons in common with the Investment Manager, (ii) has assets greater than $50 million, (iii) owns less than 25% of the Company, (iv) is not a fund in which a single investor has a beneficial interest of 25% or more, and (v) was not formed for the specific purpose of investing in the Company.
5     The term “beneficial interest” means any economic interest, such as the right to share in gains or losses. The receipt of a management or performance based fee for operating a collective investment account, or other fees for acting in a fiduciary capacity, is not considered a beneficial interest in the account. However, deferred fees that are subsequently invested in or by reference to a collective investment account constitute a beneficial interest in such account.
6     The term “private fund” means an issuer that would be an investment company, as defined in Section 3 of the Company Act but for Section 3(c)(1) or Section 3(c)(7) thereof.
7     The term “control person” of an investment adviser means a person with direct or indirect “control” over the investment adviser, as that term is defined in SEC Form ADV. Generally, SEC Form ADV defines “control” as the power, directly or indirectly, to direct the management or policies of a person, whether through ownership of securities, by contract, or otherwise. See SEC Form ADV for further details.

Willow Tree Capital Corporation	Schedule C-4

III.    Non-Restricted Person Based on Exemption
Even if an investor would otherwise be classified as a Restricted Person, an investor shall not be so classified if the investor is qualified for one or more of the following exemptions.
a.    A U.S. or non-U.S. bank, broker/dealer, general partner or other conduit acting for the account of a person who is not a 5130 Restricted Person or a 5131 Restricted Person.
b.    An investment company organized under the laws of a non-U.S. jurisdiction whose shares or units are either (i) listed on a non-U.S. exchange and authorized for sale to the public or (ii) authorized for sale to the public by a non-U.S. regulatory authority (and, in each case, not limited for sale to only high net-worth individuals and other select investors) and where no person who owns more than 5% of the shares or units of such investment company is a 5130 Restricted Person or 5131 Restricted Person.
c.    An investment company registered as such under the Investment Company Act of 1940, as amended.
d.    A common trust fund, or similar fund as described in Section 3(a)(12)(A)(iii) of the Exchange Act; provided that the fund has investments from 1,000 or more accounts and the fund does not limit its beneficial interests principally to trust accounts of 5130 Restricted Persons or 5131 Restricted Persons.
e.    An insurance company general, separate, or investment account; provided that the account is funded by premiums from 1,000 or more policyholders, or, if a general account, the insurance company has 1,000 or more policyholders, and policyholders whose premiums fund the account are not limited principally to 5130 Restricted Persons or 5131 Restricted Persons, or, if a general account, policyholders are not limited principally to 5130 Restricted Persons or 5131 Restricted Persons.
f.    A publicly-traded entity (other than a broker/dealer or affiliate thereof where such broker/dealer is authorized to engage in public offerings of new issues either as a selling group member or underwriter) that: (A) is listed on a national securities exchange or (B) is a non-U.S. issuer whose securities meet the quantitative designation criteria for listing on a national securities exchange as well as any subsidiary of such an entity, which subsidiary is not a 5130 Restricted Person or 5131 Restricted Person.
g.    An ERISA benefits plan that is qualified under Section 401(a) of the Code and such plan is not sponsored solely by a broker-dealer.
h.    A state or municipal government benefit plan subject to state and/or municipal regulation.
i.    A tax-exempt charitable organization under 501(c)(3) of the Code.
j.    A church plan under Section 414(e) of the Code.

Willow Tree Capital Corporation	Schedule C-5

k.    The following exemption applies to FINRA Rule 5131 only. A private fund (as defined in II.c) that (i) is managed by an investment adviser that does not have any control persons (as defined in II.c) (a) in common with the Investment Manager or (b) who are both beneficial owners of the private fund and FINRA Rule 5131 Restricted Persons, (ii) has assets greater than $50 million, (iii) owns less than 25% of the Company, (iv) is not a partnership in which a single investor has a beneficial interest of 25% or more, and (v) was not formed for the specific purpose of investing in the Company.
IV.     Pure Non-Restricted Person
None of Items I, II or III apply to the Subscriber.
Further, for any particular “new issue” the following persons are Restricted Persons: (i)  a finder in respect of the public offering of the “new issue” or a person who has acted in a fiduciary capacity to the managing underwriter of any such offering, including, but not limited to, attorneys, accountants and financial consultants; or (ii) an immediate family member of a person specified in (i) which the person specified in (i) materially supports, or receives material support from. You are required to notify the Company in the event you act in such capacity in respect of any “new issues.” If the Company determines it shall invest in such “new issue,” the Company may treat you as a Restricted Person for “new issues” generally or for such “new issue” (if purchased by the Company).
The Subscriber understands that the Company will be relying on the accuracy and completeness of the statements made and information provided herein and represents and warrants that such statements and information may be relied upon by the Company, its advisers, its broker/dealers and any entities or managers with which the Company invests in complying with the FINRA Rules.
The Company will send each investor, including the Subscriber, a letter each 12 months hereafter to confirm that the information in this Schedule is current and accurate. The Subscriber need only respond to such communication if the information in this Schedule has changed.
The Subscriber acknowledges and agrees that, in the event that (A) the Company determines, based upon information furnished to it by the Subscriber or otherwise available to it, that the Subscriber or any of the beneficial owners is ineligible under FINRA Rules to participate in profits from “new issues” or (B) the Subscriber fails or chooses not to supply all of the information requested in this Subscription Agreement or any other information requested by the Company to determine whether the Subscriber would be a Restricted Person, or the Subscriber responds inconsistently or inconclusively, such that the Company cannot determine the status of the Subscriber under the FINRA Rules based on the information provided in this Schedule, the Subscriber shall be deemed a Restricted Person who shall receive no appreciation or depreciation in the Company’s assets from direct or indirect investments in “new issues.” The Subscriber understands that due to significant administrative burdens the Company will not, unless it determines otherwise in its sole discretion, allocate any new issues income gains or losses to any Subscriber that is an executive officer or director of a public company or a covered non-public company, or a person materially supported by such person, as those terms are defined in FINRA Rule 5131.

Willow Tree Capital Corporation	Schedule C-6

Schedule D
ANTI-MONEY LAUNDERING DOCUMENTATION
To help the government fight the funding of terrorism and money laundering activities, U.S. federal law requires the Company to obtain, verify and record certain identifying information with respect to all Subscribers in the Company. Any subscription may be rejected if the Subscriber fails to provide required identifying information. To assist the Company in meeting these obligations, Subscribers should submit the following documentation:
a)    Individual (including Individual, Traditional IRA, Rollover IRA, Roth IRA, Roth Conversion, SEP IRA)
☐    1.    Tax Form (W-9 or W-8).
a.    Individual's name, address and social security number is used.
b.    Form is signed by individual.
☐    2.    Individual's valid government issued ID (passport, license).1
☐    3.    Subscription document is completed and signed by the individual.
b)    Individual (including JTWROS and JT TEN)
☐    1.    Tax Form (W-9 or W-8).
a.    Main taxpayer's name, address and social security number is used.
b.    Form is signed by main taxpayer.
☐    2.    Both individual's valid government issued ID (passport, license).1
☐    3.    Subscription document is completed and signed by both individuals.
c)    Custodian FBO
☐    1.    Custodian Tax Form (W-9 or W-8).
a.    Custodian's name, address and tax identification number is used.
b.    Form signed by Custodian, usually accompanied by a Medallion Signature Guarantee.
☐    2.    Beneficiary's valid government issued ID (passport, license).1
☐    3.    Subscription document is completed and signed by the individual using Custodian's tax identification number.
d)    Trust (including Revocable, Irrevocable, Testamentary)
☐    1.    Trust Tax Form (W-9 or W-8).
a. Trust name, address and tax identification number is used.
b. Form is signed by current Trustee.
☐    2.    Trustee's and Controlling Party's valid government issued ID (passport, license).1
1     If using ID without address please submit proof of address (i.e. utility bill). Expired IDs cannot be accepted.

Willow Tree Capital Corporation	Schedule D-1

☐    3.    Complete and current Trust Agreement or Trustees Certification.
☐    4.    Subscription document is completed and signed by the Trustee.
e)    ERISA (including Employee Benefit Plan, Keough Plan)
☐    1.    Custodian Tax Form (W-9 or W-8).
a.    Custodian's name, address and tax identification number is used.
b.    Form is signed by an authorized signer.
☐    2.    Valid government issued ID (passport, license)1 of the individual(s) authorized to make the investment on the plan's behalf.
☐    3.    Plan Document.
☐    4.    Percentage of Plan assets owned.
☐    5.    Subscription document is completed and signed by an authorized signer
f)    Entity (i.e. Limited Liability Company, Limited Partnership, Corporation, General Partner)
☐    1.     Entity Tax Form (W-9 or W-8).
a.    Entity's name, address and tax identification number is used.
b.    Form is signed by beneficial owner.
☐    2.    Signed Certification of Beneficial Owners (see below)
☐    3.    Entity formation document
☐    4.    Certificate of Good Standing2
☐    5.    Cayman AML Checklist3
☐    6.    Subscription document is completed and signed by an authorized signer

2    Certificate of Good Standing only required for entities greater than 1 year old. Certificate must be dated within 1 year of date of investment.
3    Required if entity is organized in the Cayman Islands

Willow Tree Capital Corporation	Schedule D-2

CERTIFICATION OF BENEFICIAL OWNER(S)

Willow Tree Capital Corporation	Schedule D-3

Schedule E
PRIVACY NOTICE

FACTS	WHAT DOES WILLOW TREE CAPITAL CORP ADVISORS LLC (“Willow Tree”) DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
    Social security number
    Income
    Assets
    Risk tolerance
    Wire transfer instructions
    Transaction history
When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Willow Tree chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Willow Tree Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates' everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don’t share

Questions?	Justin Lee, Deputy General Counsel and Chief Compliance Officer Willow Tree Capital Corp Advisors LLC 450 Park Avenue, 29th Floor New York, NY 10022 (212) 218-1081

Willow Tree Capital Corporation	Schedule E-1

Who we are

Who is providing this notice?	Willow Tree Capital Corp Advisors LLC Willow Tree Capital Corporation
What we do
How does Willow Tree protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Willow Tree collect my personal information?
We collect your personal information, for example, when you
1.    Enter into an investment advisory contract
2.    Seek financial advice
3.    Make deposits or withdrawals from your account
4.    Tell us about your investment or retirement portfolio
5.    Give us your employment history
We may also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can't I limit all sharing?
Federal law gives you the right to limit only
1.    sharing for affiliates’ everyday business purposes—information about your creditworthiness
2.    affiliates from using your information to market to you
3.    sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account - unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies with a common corporate identity.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Willow Tree does not share with non-affiliates so they can market to you
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Willow Tree does not jointly market.

Willow Tree Capital Corporation	Schedule E-2